Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Report”) of Granahan McCourt Acquisition Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Patrick Tangney, Chief Financial Officer, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 12, 2008	/s/ Patrick Tangney
Chief Financial Officer
(principal financial officer)